EXHIBIT 10.1

1 North Wall Quay
Dublin 1
Ireland

T +353 1 622 2000
F +353 1 622 2222

Niall Tuckey
Citibank Europe plc
Director
1 North Wall Quay
ILOC Product
Dublin 1, Ireland
Tel +353 (1) 622 7430
Fax +353 (1) 622 2741
Niall.Tuckey@Citi.com

FROM: Citibank Europe plc (the “Bank”)

TO: Platinum Underwriters Bermuda, Ltd.

Platinum Underwriters Reinsurance, Inc.

Platinum Underwriters Holdings, Ltd.

DATE: 19 December 2013

Platinum Underwriters Bermuda, Ltd.
(“Platinum Bermuda”)
Waterloo House,
100 Pitts Bay Road, 2nd Floor,
Pembroke, HM08, Bermuda
For attention of: Gavin Collery, Senior Vice President, Chief Financial Officer and Secretary

Platinum Underwriters Reinsurance, Inc.
(“Platinum America”)
2 World Financial Center
225 Liberty Street, Suite 2300
New York, NY 10281
For attention of: N. Adriana Nivia, Senior Vice President, Chief Financial Officer and Treasurer

Platinum Underwriters Holdings, Ltd.
(“Platinum Holdings”)
Waterloo House,
100 Pitts Bay Road, 2nd Floor,
Pembroke, HM08, Bermuda
For attention of: Allan C. Decleir, Executive Vice President and Chief Financial Officer

Dear Sir / Madam,

Committed letter of credit facility letter dated 30 June 2011 between (1) Platinum Bermuda, Platinum America and Platinum Holdings and (2) Citibank Europe plc., as amended, varied, supplemented, novated or assigned as the case may be (the “Facility Letter”).

1.	We refer to the Facility Letter. Defined terms used in this letter shall have the meanings given to them in the Facility Letter (including where defined in the Facility Letter by reference to another document).

2.	The Bank and the Company agree, for good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, that as of the date of this letter, the Facility Letter is hereby amended as follows:

(a)	Paragraph 2 of the Facility Letter shall be amended and restated in its entirety as follows:

“The Facility shall be in a maximum aggregate amount of USD 100,000,000 (the “Facility Limit”) and shall be made available jointly to Platinum Bermuda and Platinum America (each a “Company” and together the “Companies”). All or any part of the Facility shall be available to either Company save that a utilisation by one Company shall reduce the remaining availability for itself and the other Company. The aggregate of all utilisations made by either Company under the Facility shall not exceed the Facility Limit. No Credit will be issued under the Facility after 31 December 2015 (the “Availability End Date”) and no Credit will be issued under the Facility unless it is expressed to expire no later than 31 December 2016 (the “Facility Expiry Date”).”

3.	Except as expressly amended by this letter, the Facility Letter remains unmodified and in full force and effect. In the event of a conflict or inconsistency between the terms of this letter and the terms of the Facility Letter, the terms of this letter shall prevail.

4.	This letter may be executed in counterparts, each of which shall be deemed to be an original, and all such counterparts taken together shall constitute one and the same agreement. This letter and any non-contractual obligations arising in connection with it shall be governed by English law.

5.	Please indicate your agreement to the foregoing by countersigning the attached copy of this letter and returning the same to us.

Very truly yours,

For and on behalf of CITIBANK EUROPE PLC

.../s/ Niall Tuckey..................................................

Name: Niall Tuckey
Title: Director

ACKNOWLEDGED AND AGREED:

For and on behalf of
Platinum Underwriters Bermuda, Ltd.

.../s/ Gavin P. Collery................................... Name: Gavin P. Collery Title: SVP – Chief Financial Officer

For and on behalf of
Platinum Underwriters Reinsurance, Inc.

../s/ N. Adriana Nivia.................................... Name: N. Adriana Nivia Title: SVP & CFO

For and on behalf of
Platinum Underwriters Holdings, Ltd.
As a party hereto solely for purposes of paragraph 9.2 of the Facility Letter

../s/ Allan C. Decleir................................. Name: Allan C. Declier Title: EVP & CFO